UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): July 8, 2005

                         Absolute Glass Protection, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   0-31715                91-2007478
----------------------------       ------------        -------------------
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)

       2701 N. Rocky Point Drive, Suite 1250, Tampa, FL     33607
       ------------------------------------------------   ----------
           (Address of principal executive offices)      (Zip Code)

  Registrant's telephone number, including area code   (800) 430-1312


                   3140 Venture Drive, Las Vegas, NV  89101
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

============================================================================

Item 1.01. Entry into a Material Definitive Agreement.

On July 8, 2005, Absolute Glass Protection, Inc. (the "Registrant") entered into a merger agreement with Jagged Peak, a Florida corporation ("Jagged Peak"), pursuant to which Jagged Peak was to be merged with Absolute Glass Protection Acquisition Corporation, a Nevada corporation ("Absolute Sub"), a wholly owned subsidiary of the Registrant with no assets or liabilities formed solely for the purpose of facilitating the merger. The merger was completed on July 8, 2005. See Item 2.01 below.


Item 2.01 Completion of Acquisition or Disposition of Assets

On July 8, 2005, Absolute Glass Protection, Inc. (the "Registrant") completed the acquisition of Jagged Peak, a Florida corporation ("Jagged Peak"), through a reverse triangular merger in which Jagged Peak merged with Absolute Glass Protection Acquisition Corporation, a Nevada corporation ("Absolute Sub") that was a wholly owned subsidiary of the Registrant with no assets or liabilities formed solely for the purpose of facilitating the merger. Jagged Peak was the surviving corporation in the merger with Absolute Sub and became a wholly owned subsidiary of the Registrant.

Immediately prior to the merger, the Registrant's stockholders owned 1,161,397 shares of the Registrant's common stock and there were no outstanding shares of preferred stock or warrants or options to acquire any capital stock of the Registrant. In connection with the merger, the Registrant existing shareholders maintained their 1,161,397 shares of common stock and the Registrant issued 11,466,666 shares of its common stock to Jagged Peak's shareholders in conversion of all of the 4,873,357 shares of Jagged Peak's common stock outstanding on the date of the merger. Further, in connection with the merger, all of the 512,952 options outstanding to acquire shares of common stock of Jagged Peak were converted into 1,206,940 options to acquire shares of common stock of the Registrant.

To effectuate the Merger, the Registrant will also deposit 200,000 shares of our common stock into an escrow account, which shall cover any claims for breach of warranties, indemnities, covenants or undertakings contained in the Merger Agreement raised by Jagged Peak during the two-year period following the closing of the Merger.

Under Nevada law, the Registrant did not need the approval of its stockholders to consummate the Acquisition and Merger, as the constituent corporations in the Merger were Merger Sub and Jagged Peak, which are business entities incorporated under the laws of Nevada and Florida, respectively, and are in the same general business. The Registrant is not a constituent corporation in the Merger.

Jagged Peak Inc. has developed a demand chain (sell side) software application platform, related technology solutions, and is a fulfillment services provider. Its EDGE (Enterprise Dynamic Global Engine{trademark}) is real time, web based demand (sell side) management software. EDGE is designed to enable clients to aggregate their traditional and e business (e-commerce, customer service, call center and other business process automation portals) transactions in real time. EDGE application allows the clients to manage in EDGE application most aspects of the customer information, catalog and inventory activities, order distribution and management and other related activities. The EDGE application helps companies succeed in today's on-demand world by making it easier and more efficient for customers, dealers and distributors to conduct business with the enterprise. EDGE provides real-time visibility and event management of demand-side supply chain activities and enables companies to optimize distributed order management and demand chain execution processes.

In conjunction with its EDGE software solution, Jagged Peak's third party fulfillment (3PF) services provide companies with a single source solution to provide assembly, pick and pack, inventory management, storage, product distribution and logistics activities from multiple distribution points, globally, in a real-time, in a fully integrated environment.

The terms of the merger were determined by arms-length negotiations between Jagged Peak and the Registrant and did not involve the use of any formula or principle in determining the amount of consideration paid by the Registrant in the merger. The transaction contemplated by the Agreement was intended to be a "tax-free" reorganization pursuant to the provisions of Section 351 and 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended.

Immediately prior to the merger, the Registrant disposed of all of its existing assets and liabilities. This included the exchange of all of its debt with ASA, Inc. for any and all exclusive distribution rights of Thunder Box and/or Absolute Glass Protection products (i.e., glass protection/glass sealing products) and all assets remaining in Absolute Glass Protection. Further, the Registrant paid $100,000 to one of its former officers in exchange for all the remaining debt owed by the Registrant prior to the merger, which included accrued salary owed. And, the Registrant assigned its rent obligations on its Las Vegas, NV property. Therefore, at the time of the merger, the Registrant had no assets or any outstanding debt obligations.

Item 3.02 Unregistered Sales of Equity Securities

As described in Item 2.01 of this Current Report on Form 8-K, the Registrant issued to Jagged Peak's shareholders on July 8, 2005 in connection with its acquisition of Jagged Peak 11,466,666 shares of the Registrant's common stock in conversion of all of the 4,873,357 shares of outstanding Jagged Peak common stock on the date of the merger. Further, in connection with the merger, all of the 512,952 options outstanding to acquire shares of common stock of Jagged Peak were converted into 1,206,940 options to acquire shares of common stock of the Registrant.

The Registrant's shares of common stock were issued to eleven (11) holders of Jagged Peak's common stock. These securities were issued by the Registrant in reliance upon an exemption from registration under Section 4(2) of the Securities Act of 1933.

Immediately prior to the merger, the Registrant's stockholders owned 1,161,397 shares of the Registrant's common stock and there were no outstanding shares of preferred stock or warrants or options to acquire any capital stock of the Registrant. In connection with the merger, the Registrant's existing stockholders maintained their 1,161,397 shares of common stock.

Accordingly, following the merger, the Registrant will have 12,828,063 common shares issued and outstanding and no shares of preferred stock.


Item 5.01 Changes in Control of Registrant

In connection with the merger described in Section 2.01 of this Current Report on Form 8-K, the Registrant on July 8, 2005 issued 11,466,666 shares of its common stock to the former holders of all of Jagged Peak's outstanding common stock. The merger was approved by holders of a majority of Jagged Peak's outstanding shares. Under Nevada law, no approval of the merger by the Registrant's shareholders was required and such approval was not sought by the Registrant.

For accounting purposes, this transaction was being accounted for as a reverse merger, since the stockholders of Jagged Peak own a majority of the issued and outstanding shares of common stock of the Registrant, and the directors and executive officers of Jagged Peak became the directors and executive officers of the Registrant. Concurrently, with the closing of the merger, Evagelina Esparza Barrza resigned as the sole officer and director of the Registrant and Jagged Peak's directors, Paul B. Demirdjian, Daniel R. Furlong, Vincent J. Fabrizzi, and Primrose S. Demirdjian became the directors of the Registrant. No agreements exist to the knowledge of the Registrant among the former or present controlling stockholders of the Registrant and their associates with respect to the election of the Registrant's directors or any other matter that might result in a change of control of the Registrant.

The Registrant has filed an Information Statement on Schedule 14F1 with the U.S. Securities and Exchange Commission with respect to a change of directors for the Registrant.


Beneficial Owners
-----------------

The following table sets forth the beneficial ownership of the Registrant's Common Stock of all directors and executive officers of the Registrant, principal stockholders who own beneficially more than five percent of the Registrant's issued and outstanding common stock, and all directors and officers of the Registrant as a group as of July 8, 2005, after giving effect to the Reverse Acquisition.


                                                                  Percent
                                Amount and Nature of Beneficial     of
Name of Beneficial Owner (3)          Ownership (1)               Class (2)
----------------------------    -------------------------------   ---------
Paul B. Demirdjian (4)                   4,986,874                38.61%
Primrose S. Demirdjian (5)               4,987,229                38.61%
Daniel R. Furlong (6)                    3,008,733                23.20%
Vincent J. Fabrizzi (7)                  3,008,733                23.20%
David H. Connell (8)                        47,059                 0.37%
---------------------------------------------------------------------------
All directors and executive
   officers as a group (5 persons)      11,138,544                83.54%



   (1) Represents voting and investment power unless otherwise indicated.
   (2) Based on 12,828,063 shares of Registrant's Common Stock outstanding as of July 8, 2005 plus, as to each person listed, that portion of the unissued shares of Registrant's Common Stock subject to outstanding options which may be exercised by such person, and as to all directors and executive officers as a group, unissued shares of the Registrant's Common Stock as to which the members of such group have the right to acquire beneficial ownership upon the exercise of stock options within the next 60 days, or 14,035,003 shares.
   (3) The address of each individual is in the care of Jagged Peak Inc., 2701
       N. Rocky Point Drive, Suite 1250, Tampa, FL  33607.
   (4) Represents 4,900,084 shares held jointly with Primrose S. Demirdjian and 86,790 shares subject to currently exercisable options.
   (5) Represents 4,900,084 shares held jointly with Paul B. Demirdjian and 87,145 shares subject to currently exercisable options.
   (6) Represents 2,866,548 shares held directly and 142,185 shares subject to currently exercisable options.
   (7) Represents 2,866,548 shares held directly and 142,185 shares subject to currently exercisable options.
   (8) Represents 47,059 shares subject to currently exercisable options.

Management Of The Registrant After The Effective Date Of The Acquisition
------------------------------------------------------------------------

Directors and Executive Officers
--------------------------------

In connection with the Reverse Acquisition, all of the Directors and Executive Officers of Jagged Peak became directors and executive officers of the Registrant and Evagelina Esparza Barrza resigned as the sole Director and Officer of the Registrant. The following table sets forth the names and positions of each of the Registrant's directors and executive officers immediately after the Effective Date of the Merger with Reverse Acquisition (July 8, 2005).


          Name             Age                   Position
-----------------------------------------------------------------------------
Paul B. Demirdjian          44     Director, Chief Executive Officer, and
                                   Chairman of the Board of Directors

Daniel R. Furlong           57     Director, Chief Operating Officer,
                                   Interim Chief Financial Officer, and
                                   Senior Vice President

Vincent J. Fabrizzi         48     Director, Chief Sales & Marketing Officer,
                                   and Senior Vice President

Primrose S. Demirdjian      45     Director

David H. Connell            47     Vice President- Professional Services


Biographies
-----------

Paul B. Demirdjian - Director, Chief Executive Officer, Chairman of the Board of Directors
-----------------------------------------------------------------------------

Mr. Demirdjian has been employed by Jagged Peak since 2000. Mr. Demirdjian has more than 20 years of experience in executive and senior management positions in the information technology, telecommunications, and Internet-related fields. Mr. Demirdjian has extensive experience in developing applications to facilitate process efficiencies and enhance customer service and product delivery, and he has participated in numerous strategic acquisitions and public offerings. Mr. Demirdjian graduated from St. Petersburg College and the University of South Florida where he majored in Engineering Technology.

Vincent J. Fabrizzi - Director, Chief Sales and Marketing Officer, Senior Vice President
------------------------------------------------------------------------------

Mr. Fabrizzi has been employed by Jagged Peak since 2000. Prior to joining Jagged Peak, Mr. Fabrizzi was Chief Executive Officer and Co-Founder of Compass Marketing Services, a logistics services, warehouse management, and fulfillment services company. Previous to this, Mr. Fabrizzi co-founded Paradigm Communications, an advertising agency which reached $60 million in revenues. Mr. Fabrizzi holds a B.S. in Mechanical Engineering from West Virginia University.

Daniel R. Furlong - Director, Chief Operating Officer, Interim Chief Financial Officer, Senior Vice President
------------------------------------------------------------------------------

Mr. Furlong has been employed by Jagged Peak since 2000. Prior to joining Jagged Peak, Mr. Furlong was President and Co-Founder of both Compass Marketing Services and Paradigm Communications. Previous to this, Mr. Furlong was Vice President of Marketing for Dollar Rent-A-Car of Florida. Mr. Furlong graduated from the University of Wyoming with both undergraduate and graduate degrees in Accounting.

Primrose Sarkis Demirdjian - Director
-------------------------------------

Mrs. Demirdjian has been a director of Jagged Peak since 2000. Mrs. Demirdjian is concentrating the focus of her business experience into expanding the international business of Jagged Peak as well as serving as the company's public relations director. Mrs. Demirdjian serves in several business organizational groups in the Tampa Bay area including the Tampa Bay International Business Council and Greater Tampa Chamber of Commerce's Committee of One Hundred's international committee. Mrs. Demirdjian's involvement with Tampa Bay area charities includes the Children's Cancer Research Group at St. Joseph's Children's Hospital and Moffitt Cancer Center. Prior to her tenure as president and co-founder of IBIS, an Internet-related company, Mrs. Demirdjian was employed by GTE Data Services, Inc. where she held various administrative and technical positions. Mrs. Demirdjian holds a Bachelor of Science in Management Information Systems from Nova Southeastern University of Florida.

David H. Connell - Vice President of Professional Services
----------------------------------------------------------

Mr. Connell joined Jagged Peak in September 2002 as Information Technology Director. During Mr. Connell more than 15 years of senior-level information technology experience, he has served as Product Director of Order Management for Retek from 1999 until joining Jagged Peak, and has held positions with High Touch and Oracle. Mr. Connell graduated from Louisiana State University with an undergraduate degree in Economics and received a Masters in Business Administration from Centenary College in Shreveport, LA. Mr. Connell is also a Certified Public Accountant.

Item 8.01 Change in Fiscal Year

Effective on July 8, 2005, the Registrant approved a change in the Registrant's fiscal year by adopting the 52/53-week reporting year in use by Jagged Peak, which is the accounting entity. The fiscal year will change from the last day of September to the Friday nearest to the last day of December in each year, beginning with the fiscal year ending December 30, 2005.

Because this change is merely to conform the Registrant's reporting fiscal year to that of the accounting entity, there is no transition period report required for financial reporting purposes.

Item 8.02 Other Events

Concurrently with the closing of the merger, the Registrant changed its principal executive offices to be located at 2701 N. Rocky Point Drive, Suite 1250, Tampa, FL 33607, which has been the location of Jagged Peak's principal executive offices.

Item 9.01 Financial Statements and Exhibits

    (a)  Financial statements of businesses acquired
The financial statements of Jagged Peak required by Rule 3-05(b) of Regulation S-X will be filed by the Registrant by an amendment to this Current Report on Form 8-K by no later than September 17, 2005.

    (b)  Pro forma financial information

The pro forma financial information of the Registrant and Jagged Peak required by Article 11 of Regulation S-X will be filed by the Registrant by an amendment to this Current Report on Form 8-K by no later than September 17, 2005.

    (c)  Exhibit(s)

The following exhibit(s) are filed as part of this Current Report on Form 8-K:

Exhibit 2.1 - Acquisition Agreement and Plan of Merger, dated as of July 8, 2005, by and among Absolute Glass Protection, Inc., Absolute Glass Protection Acquisition Corporation and Jagged Peak Inc.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Absolute Glass Protection, Inc.
                                      -------------------------------
                                              Registrant


                                      /s/  Evagelina Esparza Barrza
                                      -------------------------------------
                                           Evagelina Esparza Barrza
                                           Outgoing President

                                      /s/  Paul B. Demirdjian
                                      -------------------------------------
                                           Paul B. Demirdjian
                                           Incoming Chief Executive Officer


July 8, 2005

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